         The security represented by this certificate was originally issued on January 27, 2000, and has not been registered under the Securities Act of 1933, as amended (the "Act"), and may not be transferred, sold or pledged without registration under the Act, unless otherwise exempt from such registration requirements.

                                   L90, INC.

                                 STOCK PURCHASE WARRANT
                                 ----------------------


Date of Issuance:  January 27, 2000                       Certificate No. W-WB1


          FOR VALUE RECEIVED, L90, INC., a Delaware corporation (the "Company"), hereby grants to Entertaindom, Inc. or its permitted registered assigns (the "Registered Holder") the right to purchase from the Company 50,000 shares of Common Stock, at a price per share of $15.00 (as adjusted from time to time in accordance herewith, the "Exercise Price"). Certain capitalized terms used herein are defined in Section 3 hereof. The amount and kind of securities obtainable pursuant to the rights granted hereunder and the purchase price for such securities are subject to adjustment pursuant to the provisions contained in this Warrant.

          This Warrant is subject to the following provisions:

          Section 1.  Exercise of Warrant.
                      -------------------

          1A.     Exercise Period.  The Registered Holder may exercise, in whole
                  ---------------
or in part (but not as to a fractional share of Common Stock), the purchase rights represented by this Warrant at any time and from time to time after January 29, 2001 to and including February 5, 2001 (the "Exercise Period"). No exercise of the purchase rights represented by this Warrant may be made by the Registered Holder at any time prior to the Exercise Period or at any time after the expiration of this Warrant. This Warrant shall expire at 5:00 p.m. (pacific standard time) on February 5, 2001.

          1B.     Exercise Procedure.
                  ------------------

          (i) This Warrant shall be deemed to have been exercised when the Company has received all of the following items (the "Exercise Time"):

              (a) a completed Exercise Agreement, as described in paragraph 1C below, executed by the Person exercising all or part of the purchase rights represented by this Warrant (the "Purchaser");

              (b)  this Warrant;

              (c) if this Warrant is not registered in the name of the Purchaser, an Assignment or Assignments in the form set forth in Exhibit II
                                                                      ----------
     hereto evidencing the assignment of this Warrant to the Purchaser, in which case the Registered Holder shall have complied with the provisions set forth in Section 6 hereof; and

              (d) either (1) a check payable to the Company in an amount equal to the product of the Exercise Price multiplied by the number of shares of Common Stock being purchased upon such exercise (the "Aggregate Exercise Price"), or (2) a written notice to the Company that the Purchaser is exercising the Warrant by authorizing the Company to withhold from issuance a number of shares of Common Stock issuable upon such exercise of the Warrant which when multiplied by the Market Price of the Common Stock is equal to the Aggregate Exercise Price (and such withheld shares shall no longer be issuable under this Warrant).

         (ii) Certificates for shares of Common Stock purchased upon exercise of this Warrant shall be delivered by the Company to the Purchaser within ten business days after the date of the Exercise Time. Unless this Warrant has expired or all of the purchase rights represented hereby have been exercised, the Company shall prepare a new Warrant, substantially identical hereto, representing the rights formerly represented by this Warrant which have not expired or been exercised and shall, within such ten day period, deliver such new Warrant to the Person designated for delivery in the Exercise Agreement.

         (iii) The Common Stock issuable upon the exercise of this Warrant shall be deemed to have been issued to the Purchaser at the Exercise Time, and the Purchaser shall be deemed for all purposes to have become the record holder of such Common Stock at the Exercise Time.

         (iv) The issuance of certificates for shares of Common Stock upon exercise of this Warrant shall be made without charge to the Purchaser for any issuance tax in respect thereof or other cost incurred by the Company in connection with such exercise and the related issuance of shares of Common Stock. Each share of Common Stock issuable upon exercise of this Warrant shall, upon payment of the Exercise Price therefor, be fully paid and nonassessable and free from all liens and charges with respect to the issuance thereof.

         (v) The Company shall not close its books against the transfer of this Warrant or of any share of Common Stock issued or issuable upon the exercise of this Warrant in any manner which interferes with the timely exercise of this Warrant.

         (vi) The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of issuance upon the exercise of the Warrant, such number of shares of Common Stock issuable upon the exercise of the Warrant.

          1C.  Exercise Agreement.  Upon any exercise of this Warrant, the
               ------------------
Exercise Agreement shall be substantially in the form set forth in Exhibit I
                                                                   ---------
hereto, except that if the shares of Common Stock are not to be issued in the name of the Person in whose name this Warrant is registered, the Exercise Agreement shall also state the name of the Person to whom the certificates for the shares of Common Stock are to be issued, and if the number of shares of Common Stock to be issued does not include all the shares of Common Stock purchasable hereunder, it shall also state the name of the Person to whom a new Warrant for the unexercised portion of the rights hereunder is to be delivered. Such Exercise Agreement shall be dated the actual date of execution thereof.

          1D.  Fractional Shares.  If a fractional share of Common Stock would,
               -----------------
but for the provisions of paragraph 1A, be issuable upon exercise of the rights represented by this Warrant, the Company shall, within ten business days after the date of the Exercise Time, deliver to the Purchaser a check payable to the Purchaser in lieu of such fractional share in an amount equal to the difference between the Market Price of such fractional share as of the Exercise Time and the Exercise Price of such fractional share.

          Section 2.  Dilution Protection.
                      -------------------

          2A.  Record Date.  If the Company takes a record of the holders of
               -----------
Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Stock, options or in convertible securities or (ii) to subscribe for or purchase Common Stock, options or convertible securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

          2B.  Subdivision or Combination of Common Stock.  If the Company at
               ------------------------------------------
any time subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced, and if the Company at any time combines (by reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased.

          2C.  Reorganization, Reclassification, Consolidation, Merger or Sale.
               ---------------------------------------------------------------
Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company's assets or other transaction, in each case which is effected in such a way that the holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock is referred to herein as "Organic Change." Prior to the consummation of any Organic Change, the Company shall make appropriate provision to insure that the Registered Holders of the Warrant shall thereafter have the right to acquire and receive, in lieu of or addition to (as the case may be) the shares of Common Stock immediately theretofore acquirable and receivable upon the exercise of such holder's Warrant, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of shares of Common Stock immediately theretofore acquirable and receivable upon exercise of such holder's Warrant had such Organic Change not taken place.

          2D.  Notices.
               -------

          (i) The Company shall give written notice to the Registered Holders at least 20 days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the Common Stock or
(B) for determining rights to vote with respect to any Organic Change, dissolution or liquidation.

          (ii) The Company shall give written notice to the Registered Holders at least 20 days prior to the date on which any Organic Change, dissolution or liquidation shall take place.

          Section 3.  Definitions.  The following terms have meanings set forth
                      -----------
below:

          "Affiliate" shall have the meaning set forth in Rule 405, promulgated
           ---------
under the Securities Act of 1933, as amended.

          "Common Stock" means the Company's Common Stock, par value $.001 per
           ------------
share.

          "Market Price" means as to any security the average of the closing
           ------------
prices of such security's sales on the principal domestic securities exchange on which such security may at the time be listed, or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on such exchanges at the end of such day, or, if on any day such security is not so listed, the average of the representative bid and asked prices quoted in the NASDAQ System as of 4:00 P.M., New York time, on such day, or, if on any day such security is not quoted in the NASDAQ System, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization, in each such case averaged over a period of 21 days consisting of the day as of which "Market Price" is being determined and the 20 consecutive business days prior to such day; provided that if such security is listed on any domestic securities exchange the term "business days" as used in this sentence means business days on which such exchange is open for trading.
If at any time such security is not listed on any domestic securities exchange or quoted in the NASDAQ System or the domestic over-the-counter market, the "Market Price" shall be the fair value thereof determined jointly by the Company and the Registered Holders of Warrants representing a majority of the Common Stock purchasable upon exercise of all of the Warrants then outstanding; provided that if such parties are unable to reach agreement within a reasonable period of time, such fair value shall be determined by an appraiser jointly selected by the Company and the Registered Holders of Warrants representing a majority of the Common Stock purchasable upon exercise of all of the Warrants then outstanding. The determination of such appraiser shall be final and binding on the Company and the Registered Holders of all of the Warrants then outstanding, and the fees and expenses of such appraiser shall be paid by the Company.

         "Person" means an individual, a partnership, a joint venture, a
          ------
corporation, a limited liability company, a trust, an unincorporated organization and a government or any department or agency thereof.

         Section 5  No Voting Rights; Limitations of Liability.  This Warrant
                     ------------------------------------------
shall not entitle the holder hereof to any voting rights or other rights as a stockholder of the Company. No provision hereof, in the absence of affirmative action by the Registered Holder to purchase Common Stock, and no enumeration herein of the rights or privileges of the Registered Holder shall give rise to any liability of such holder for the Exercise Price of Common Stock acquirable by exercise hereof or as a stockholder of the Company.

         Section 6  Transferability of Warrant.  Except for a transfer or
                     --------------------------
assignment of this Warrant, in whole or in part, by the Registered Holder to an Affiliate of such Registered Holder, neither this Warrant nor any rights hereunder are transferable. In connection with any permitted transfer hereunder, such Registered Holder shall surrender this Warrant with a properly executed Assignment (in the form of Exhibit II hereof) at the principal office
                                    ----------
of the Company.

         Section 7  Replacement.  Upon receipt of evidence reasonably
                    -----------
satisfactory to the Company (an affidavit of the Registered Holder shall be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing this Warrant, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Company (provided that if the holder is a financial institution or other institutional investor its own agreement shall be satisfactory), or, in the case of any such mutilation upon surrender of such certificate, the Company shall (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the same rights represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

         Section 9  Notices.  Except as otherwise expressly provided herein,
                    -------
all notices referred to in this Warrant shall be in writing and shall be delivered personally, sent by reputable overnight courier service (charges prepaid) or sent by registered or certified mail, return receipt requested, postage prepaid and shall be deemed to have been given when so delivered, sent or deposited in the U.S. Mail (i) to the Company, at its principal executive offices and (ii) to the Registered Holder of this Warrant, at such holder's address as it appears in the records of the Company (unless otherwise indicated by any such holder).

         Section 10.  Amendment and Waiver.  Except as otherwise provided
                      --------------------
herein, the provisions of the Warrant may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Registered Holders of Warrants representing a majority of the shares of Common Stock purchasable upon exercise of all of the Warrants then outstanding.

         Section 11.  Descriptive Headings; Governing Law.  The descriptive
                      -----------------------------------
headings of the several Sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. The corporation laws of the State of Delaware shall govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by the internal law of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Delaware.


                                 *      *      *      *

          IN WITNESS WHEREOF, the Company has caused this Warrant to be signed and attested by its duly authorized officers under its corporate seal and to be dated the Date of Issuance hereof.


                                L90, INC.


                                By : /s/ Tom Sebastian
                                    ----------------------------------
                                     Name:  Tom Sebastian
                                     Title: CFO



Attest:


By: /s/ Lucrezia Bickerton
   ---------------------------
    Name:  Lucrezia Bickerton
    Title: Assistant Secretary

                                                                       EXHIBIT I

                                 EXERCISE AGREEMENT
                                 ------------------


To:                                     Dated:


          The undersigned, pursuant to the provisions set forth in the attached Warrant (Certificate No. W-____), hereby agrees to subscribe for the purchase of ______ shares of the Common Stock covered by such Warrant and makes payment herewith in full therefor at the price per share provided by such Warrant.

Manner of Payment:                   Cash/Check
                       ----------

                                     Cashless Exercise
                       -----------



                                Signature:
                                          ---------------------

                                  Address:
                                          ----------------------
                                          ----------------------
                                          ----------------------

                                                            EXHIBIT II

                                 ASSIGNMENT
                                 ----------

          FOR VALUE RECEIVED, _____________________________ hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant (Certificate No. W-_____) with respect to the number of shares of the Common Stock covered thereby set forth below, unto:

Names of Assignee          Address                   No. of Shares
-----------------          -------                   -------------


Name of Assignor
----------------


Dated:
      ----------------------


Assignor:
         -------------------
          Name:


Assignee:
         -------------------
          Name:


Witness:
        --------------------
          Name: